Exhibit 10.61

THE SECURITIES SUBJECT TO THIS SUBSCRIPTION AGREEMENT ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933 (the “1933 Act”), AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

NAME OF SUBSCRIBER: _________________

CORONADO BIOSCIENCES, INC.

SUBSCRIPTION AGREEMENT

The undersigned (the “Purchaser”) hereby subscribes to and agrees to purchase _______________________ shares of Common Stock (the “Shares”) of Coronado Biosciences, Inc., a Delaware corporation (the “Corporation”), for a purchase price of $______ per share, the closing price on the date hereof. The subscription price hereunder shall be payable in full upon acceptance hereof by the Corporation.

The Purchaser hereby represents, warrants and agrees as follows.

(a)                The Purchaser is a resident of the State of ____________________.

(b)                The transfer of securities contemplated hereby is made in reliance upon the Purchaser's representation to the Corporation, which by the Purchaser’s acceptance hereof the Purchaser hereby confirms, the Shares to be received by the Purchaser will be acquired for investment for Purchaser’s own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the Purchaser has no present intention of selling, granting participation in, or otherwise distributing the same. By executing this Subscription Agreement, the Purchaser further represents that the Purchaser does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer or grant participations to such person, or to any third person, with respect to any of the Shares.

(c)                The Purchaser understands that the Shares have not been registered under the 1933 Act on the grounds that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the 1933 Act, and that the Corporation's reliance on such exemption is predicated in part on the Purchaser's representations set forth herein. The Purchaser realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Purchaser has in mind merely acquiring the Shares for a fixed or determined period in the future, or for a market rise, or for sale if the market does not rise. The Purchaser does not have any such intention.

(d)                The Purchaser represents that the Purchaser is experienced in evaluating early-stage companies such as the Corporation, is able to fend for the Purchaser’s own self in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Purchaser’s investment, and has the ability to bear the economic risks of the Purchaser’s investment. The Purchaser further represents that the Purchaser has had access, during the course of the transactions and prior to the Purchaser’s acquisition of Shares, to all such information as the Purchaser deemed necessary or appropriate (to the extent the Corporation possessed such information or could acquire it without unreasonable effort or expense), and that the Purchaser has had, during the course of the transactions and prior to the Purchaser’s acquisition of Shares, the opportunity to ask questions of, and receive answers from, the Corporation concerning the terms and conditions of the offering and to obtain additional information (to the extent the Corporation possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to the Purchaser or to which the Purchaser had access.

(e)                The Purchaser understands that the Shares may not be sold, transferred or otherwise disposed of without registration under the 1933 Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares or an available exemption from registration under the 1933 Act, the Shares must be held indefinitely. In particular, the Purchaser is aware that the Shares may not be sold pursuant to Rule 144 promulgated under the 1933 Act unless all of the conditions of that Rule are met. The Purchaser represents that, in the absence of an effective registration statement covering the Shares the Purchaser will sell, transfer, or otherwise dispose of the Shares only in a manner consistent with the Purchaser’s representations set forth herein.

(f)                The Purchaser agrees that in no event will the Purchaser make a transfer or disposition of any of the Shares (other than pursuant to an effective registration statement under the 1933 Act or, to the Corporation's reasonable satisfaction, pursuant to Rule 144), unless and until (i) the Purchaser shall have notified the Corporation of the proposed disposition and shall have furnished the Corporation with a statement of the circumstances surrounding the disposition, and (ii) if requested by the Corporation, at the expense of the Purchaser or transferee, the Purchaser shall have furnished to the Corporation an opinion of counsel, reasonably satisfactory to the Corporation, to the effect that such transfer may be made without registration under the 1933 Act.

(g)                The Purchaser understands that each certificate representing the Shares will be endorsed with a legend substantially as follows.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS.

(h)                The Purchaser will indemnify the Corporation, its officers, directors, stockholders, employees and agents against any losses or damages suffered by any of them as a result of the failure of the above representations and warranties to be true or the failure of the Purchaser to comply with the agreements set forth herein.

(i)                The Purchaser represents that it is an “Accredited Investor” as such term is defined in Rule 501 or Regulation D promulgated under the Securities Act of 1933, as amended.

(j)                By execution below, Purchaser consents, without limiting the manner by which notice otherwise may be given effectively to stockholders, that any notice to stockholders given by the Corporation pursuant to the Delaware General Corporation Law or the Corporation’s Certificate of Incorporation or Bylaws, shall be effective if given by either electronic mail or fax if directed to either the electronic mail address or facsimile number set forth below Purchaser’s signature. The foregoing consent shall be revocable by Purchaser upon delivery of written notice to the Corporation. In addition, the foregoing consent shall be deemed to be revoked without any action by Purchaser if (1) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (2) such inability becomes known to the secretary or an assistant secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

[Signatures on the following page]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the __ day _______________________.

CORPORATION:

Coronado Biosciences, Inc.

By:

PURCHASER:

(SEAL)
Name:

Address: